SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2018

CKX LANDS, INC.

(Exact name of registrant as specified in its charter)

Louisiana	1-31905	72-0144530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Lakeside Plaza, 4th Floor 127 West Broad Street Lake Charles, Louisiana		70601
(Address of principal executive offices)		(Zip Code)

(337) 493-2399 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2018, the Registrant’s Board of Directors appointed each of Daniel J. Englander and William Gray Stream to the Board of Directors, each with a term expiring at the next annual meeting of shareholders in 2019. Mr. Stream previously served on the Registrant’s Board of Directors from 2007 to 2017.

There are no understandings or arrangements between Mr. Englander and any other person pursuant to which Mr. Englander was elected as a director, or between Mr. Stream and any other person pursuant to which Mr. Stream was elected as a director. There are no relationships between Mr. Englander and the Registrant that would require disclosure pursuant to Item 404(a) of Regulation S-K.

The Registrant and Stream Wetlands Services, LLC (“Stream Wetlands”) are party to an option to lease agreement dated April 17, 2017 (the “OTL”). The OTL provides Stream Wetlands an option, exercisable through February 28, 2019, to lease certain lands from the Registrant, subject to the negotiation and execution of a mutually acceptable lease form. Stream Wetlands paid the Registrant $38,333 upon execution of the OTL, and an additional $38,333 during the quarter ended March 31, 2018. Stream Wetlands may extend the term of the OTL for up to two (2) successive periods of twelve (12) months by paying $38,333 for each twelve-month period. Mr. Stream is the president of Stream Wetlands.

As non-employee directors, each of Mr. Englander and Mr. Stream will receive director fees for meetings of the Board of Directors and applicable committees as set by the Registrant from time to time.

The Registrant’s Board of Directors expects to appoint each of Mr. Englander and Mr. Stream to one or more committees of the Board of Directors at a later date. The Registrant will file an amendment to this Current Report on Form 8-K to report any such appointment within four business days after the information is determined or becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX LANDS, INC.

(Registrant)

Date: October 18, 2018	By:	/s/ Lee W. Boyer
Lee W. Boyer President